UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Applied Minerals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Applied Minerals, Inc.

Notice of 2022 Annual Meeting and

Proxy Statement

Annual Meeting of Stockholders

January 30, 2023 at 1:00 PM Mountain Time

1200 Silver City Road, Eureka, UT 84628

December 21, 2022

Dear Stockholders:

We invite you to attend the Annual Meeting of Applied Minerals, Inc., which will be held at 1:00 PM Mountain Time on January 30, 2023 at 1200 Silver City Road, Eureka, UT 84628. The attached Notice of Annual Meeting and Proxy Statement give details of the business to be conducted at the meeting.

Presentation at the Meeting and Q&A

At the Annual Meeting, we will have a full presentation of our achievements since the last Annual Meeting and our objectives for the coming year.  There will be a question and answer session at the meeting.

How to Vote

Record Owners: Mail. Use the proxy card delivered with the proxy statement, sign it, and mail it back in the self-addressed envelope we have supplied or by mailing the proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Internet.  Go to proxyvote.com and follow the directions. Please have the proxy card in hand when accessing proxyvote.com because you will need the 16-digit control number on the proxy card. Or scan the QR Barcode on your proxy card and vote immediately, if you have a QR Barcode reader.

Telephone. Use any touch-tone telephone to call 1-800-690-6903 and follow the instructions. Please have the proxy card in hand when accessing proxyvote.com because you will need the 16-digit control number on the proxy card.

At the meeting. You may vote at the meeting with proper identification

Beneficial owners. Voting instruction form. You will receive from your broker or custodian a voting instruction form (or other means) to instruct your broker or custodian how to vote. Follow the directions on the form in order to vote.  In order for your shares to be voted on the election of directors and executive compensation (Say-on-Pay), you must provide instructions.

At the meeting. Beneficial owners who wish to vote at the meeting must obtain from the broker or custodian a written authorization for the beneficial owner to vote the beneficial owner’s shares.

* * * *

We hope that you will attend the meeting. We look forward to talking with as many of you as possible.

Very Truly Yours,

Your Board of Directors

APPLIED MINERALS. INC.

Notice of 2022 Annual Meeting of Stockholders

Date:	January 30, 2023

Time:	1:00 PM Mountain Time

Location:	1200 Silver City Road, Eureka, UT 84628

Record date:	December 6, 2022. Only stockholders of record at the close of business on the record date are entitled to receive notice of, and to vote at, the Annual Meeting.

Items of business:	●	To elect three directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified or they resign or are removed.

	●	To approve, on a non-binding advisory basis, the compensation that has been paid to our Named Executive Officers

	●	To ratify the selection of MaloneBailey LLP as our independent auditor for fiscal year 2022

	●	To transact other business that may properly come before the Annual Meeting

By order of the Board of Directors

Christopher T. Carney

President, CEO and Secretary

Eureka, UT

December 21, 2022

Part 7 Proposals to be Voted on at the Meeting	26
Proposal 1: Election of Directors	26
Proposal 2: Advisory Vote on Executive Compensation	26
Proposal 3: Ratification of Independent Auditor	28

Part 8 Materials Incorporated by Reference	28

Part 1: Information about the Meeting

This Proxy Statement was first sent, given, or released to stockholders on December 21, 2022. It is furnished in connection with the solicitation of proxies. The proxies are to be voted at the Annual Meeting of Stockholders of Applied Minerals Inc. (the “Company”) for the purposes set forth in the accompanying Notice of Annual Meeting. The meeting will be held at 1:00 PM Mountain Time on January 30, 2023 at the Company’s headquarters located at 1200 Silver City Road, Eureka, UT 84628.

Stockholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A stockholder may revoke a proxy by delivering a signed statement to our Corporate Secretary revoking the proxy at or prior to the Annual Meeting, or by timely executing and delivering, by Internet, mail, or in person at the Annual Meeting, another proxy dated as of a later date.

Internet Availability of Proxy Materials

We are furnishing proxy materials to our stockholders primarily via the Internet instead of mailing printed copies of those materials to each stockholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. On December 21, 2022, we mailed a Notice of Internet Availability of Proxy Materials to our stockholders. The Notice of Internet Availability of Proxy Materials contains instructions about how to access our proxy materials and vote online. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via e-mail unless you elect otherwise.

How to Vote

Record Owners: You may vote by mail. You can vote by mail using the proxy card delivered with the proxy statement, if you requested a paper proxy statement, and mailing it back in the self-addressed envelope we have supplied or by mailing the proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards submitted by mail must be received by the time of the Annual Meeting for your shares to be voted.

You may vote by Internet. You can vote by Internet by going to proxyvote.com and following the directions.  Please have the proxy card or the Notice of Internet Availability in hand when accessing proxyvote.com because you will need the 16-digit control number on the proxy card or the Notice of Internet Availability. Or you can scan the QR Barcode on your proxy card and vote immediately, if you have a QR Barcode reader.

You may vote by phone. Use any touch-tone telephone to call 1-800-690-6903 and follow the instructions. Please have the proxy card or the Notice of Internet Availability in hand when accessing proxyvote.com because you will need the 16-digit control number on the proxy card or the Notice of Internet Availability.

You can use the Internet or telephone to transmit voting instructions up until 11:59 P.M. Eastern Time on January 29, 2023. Internet and telephone voting facilities for record holders are available 24 hours a day. If you do not have the 16-digit control number, you may contact Broadridge Shareholder Services at 877-830-4936 or shareholder@broadridge.com.

Beneficial owners. Voting instruction form. You will receive from your broker or custodian a voting instruction form (or other means) to instruct your broker or custodian how to vote. Follow the directions on the form in order to vote. PLEASE PROVIDE VOTING INSTRUCTIONS AS TO ALL OF THE PROPOSALS TO BE VOTED ON. IN ORDER FOR YOUR SHARES TO BE VOTED ON THE FOLLOWING PROPOSALS — THE ELECTION OF DIRECTORS AND EXECUTIVE COMPENSATION (SAY-ON-PAY) — YOU MUST PROVIDE INSTRUCTIONS.

Voting at the meeting. If you wish to vote at the meeting, you must obtain from your broker or custodian, and present at the meeting, a “legal proxy,” which is a written authorization from the broker or custodian authorizing the beneficial owner to vote the beneficial owner’s shares at the meeting.

Location of Meeting; Asking Questions

The in-person meeting will be held at the Company’s headquarters at 1200 Silver City Road, Eureka, UT 84628. A general question and answer session will follow the meeting.

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Solicitation of Proxies

The Board of Directors of the Company is soliciting the proxy accompanying this Proxy Statement. Proxies may be solicited by officers, directors, and employees of the Company, none of whom will receive any additional compensation for their services. These solicitations may be made personally or by mail, facsimile, telephone, messenger, email, or the Internet. The Company will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially (such as brokerage houses, banks, and other fiduciaries) for the expense of forwarding solicitation materials to their principals. The Company will pay all proxy solicitation costs.

Householding

To reduce costs and reduce the environmental impact of our Annual Meeting, a single proxy statement, annual report, and Form 10-Q for the three months ended September 30, 2022 will be delivered in one envelope to certain stockholders having the same last name and address and to individuals with more than one account registered at our transfer agent with the same address, unless contrary instructions have been received from an affected stockholder. Stockholders participating in householding will continue to receive separate proxy cards. If you are a registered stockholder and would like to enroll in this service or receive individual copies of this year’s and/or future proxy materials, please contact our transfer agent, Broadridge Corporate Issuer Solutions, by phone at (800) 542-1061 or mail at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are a beneficial stockholder, you may contact the broker or bank where you hold the account.

Record Date; Shares Eligible to Vote; Quorum

Stockholders of record at the close of business on December 6, 2022 will be entitled to vote at the meeting on the basis of one vote for each share held. On December 6, 2022 there were 403,209,363 shares of Common Stock outstanding and 585 record holders of the Company’s Common Stock.

The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting (201,604,682 shares), in person or represented by proxy, is necessary to constitute a quorum. Abstentions and “broker non-votes” are counted as “present and entitled to vote” for purposes of determining a quorum.

Election of Directors

Three directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified or until such director's earlier resignation or removal.

The Board of Directors expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee designated by our Board.

If, for any reason, the directors are not elected at an Annual Meeting, they may be elected at a special meeting of stockholders called for that purpose in the manner provided by the By-Laws of the Company (“By-Laws”).

Voting Procedures and Votes Required for Election of Directors and Approval of Proposals

Voting of proxies

All proxies solicited by the Company, whether received by means of a proxy card, telephone, or the Internet, will be voted, and where a choice is made with respect to a matter to be voted on, the shares will be voted in accordance with the specifications so made.

Except for broker non-votes (explained below), if a proxy is submitted without indicating that the shares are to be cast (i) FOR all nominees (ii) WITHHOLD for all nominees or (iii) FOR all except specified nominee(s), it will be deemed to grant authority to vote FOR all nominees to serve as directors as set forth in Part 7 – “Proposals to be voted on” and discussed in Part 2 “Information concerning Directors“.

Except for broker non-votes, if a proxy is submitted without indicating voting instructions on Proposal 2 (Say-on-Pay), or Proposal 3 (ratification of independent auditor), it will be deemed to grant authority to vote FOR the Proposal(s) as to which no instruction is given.

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Voting of shares held of record, but not beneficially, by brokers and other custodians

Beneficial owners will receive a voting instruction form or other means, as specified by the broker or custodian, to instruct your broker, custodian, or other fiduciary how to vote. Beneficial owners may instruct the broker or custodian or other fiduciaries how to vote the shares through the voting instruction form or other means. If you wish to vote the shares you own beneficially at the meeting, you must request and obtain from your broker or other custodian and bring to the meeting, a “legal proxy” (a written authorization from the broker or custodian authorizing you to vote at the meeting).

Tabulation of shares present at meeting and tabulation of votes

Employees of the Company will tabulate the shares present at the meeting and the votes cast. We expect to report the final vote tabulation on a Form 8-K filed with the SEC within four business days of the Annual Meeting.

Vote standard for election of directors; additional nominations

The directors will be elected by a plurality of the votes cast, meaning the directors receiving the largest number of “FOR” votes will be elected to the open positions. The Company’s By-Laws contain advance notice provisions for nominations for director by stockholders. If a stockholder makes a nomination that is not made in accordance with such advance-notice provisions, the nomination may not be voted on at the meeting. As of the date of this proxy statement, the date for stockholder to comply with the advance notice provisions, and thus to be eligible to make a nomination at the meeting, has passed

Broker Non-Votes

If you are the beneficial owner of shares held by a broker or other custodian and you instruct the broker or custodian to vote but choose not to provide instructions as to one or more ballot items, your shares are referred to as “uninstructed shares” as to the ballot items on which you do not provide instructions. Whether your broker or custodian has the discretion to vote these shares on your behalf depends on the ballot item. See table below. If the broker or custodian has discretion, the broker or custodian may vote as it chooses. If the broker or custodian does not have discretion to vote on a proposal, the shares will not be voted on that proposal and are referred to as “broker non-votes” as to that proposal.

Quorum

Shares represented by proxies submitted without instructions or with instructions only on some issues or with withhold or abstentions as well as shares represented by broker non-votes will be included in the number of shares present at the Annual Meeting to determine whether a quorum is present.

Vote required for approval

The following table summarizes the votes required for passage of each proposal, the effect of abstentions on the voting of shares, and the effect of uninstructed shares held by brokers or other custodians on the voting of such shares.

	Votes Required for Approval	Abstentions Is Vote Cast or Not Cast?	Broker Non-Votes Is Vote Cast or Not Cast?

Election of directors	Plurality of shares cast	Vote not cast	Vote not cast

Advisory vote on executive compensation (“Say-on-Pay”)	Majority of shares cast	Vote not cast	Vote not cast

Ratification of independent auditor	Majority of shares cast	Vote not cast	Broker or custodian may vote using its discretion

Voting on Other Matters

Under the Company’s By-Laws, if other matters in addition to those listed in the Notice are properly presented at the Annual Meeting for consideration, the persons appointed as proxies by the Board of Directors (the persons named on your proxy card if you are a stockholder of record) will have the discretion to vote the proxies they hold on those matters for you and will follow the instructions of the Board of Directors. However, the Company’s By-Laws contain advance notice provisions for proposals to be made by stockholders. If a stockholder offers a proposal for a vote that is not made in accordance with such advance-notice provisions, the proposal may not be voted on at the meeting. As of the date of this proxy statement, the date for a stockholder to comply with the advance notice provisions, and thus to be eligible to make a proposal at the meeting, has passed.

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Part 2 Information concerning Directors

Nominees for Director

The Company’s directors are to be elected at each Annual Meeting of Stockholders. The Company’s Certificate of Incorporation provides that the number of directors is to be fixed from time to time by resolution of the Board of Directors, and the Board of Directors has fixed the number at five.

At this Annual Meeting, three directors are to be elected, and each director to serve until the next Annual Meeting of Stockholders or until such director’s successor is elected and qualified or such director resigns or is removed.  The Board of Directors’ nominees for the Board of Directors are:

●	Geoffrey G. Scott

●	Christopher T. Carney

●	Mitch Waks

Information about Nominees

The following table provides the names, ages, positions with the Company, and principal occupations of our current directors and nominee who have been nominated for election as a director at the Annual Meeting:

Name and Position with The Company	Age	Director/Officer Since	Principal Occupation

Geoffrey G. Scott	74	Director since June 2018	Private Investor

Christopher T. Carney	52	President and CEO since October 2020, Director since 2020	President, CEO and CFO of the Company

Mitch Waks	60		CEO of Cooperative Home Care, Inc. Owner of All-Staff Nursing, Inc. Owner of Einstein Properties, LLC.

4

Messrs Scott and Carney are incumbents and their current terms expire at the 2022 Annual Meeting.

Information about persons nominated by the Board of Directors for the position of director of the Company is listed below, including brief biographies. Each biographic summary is followed by a brief summary of certain experiences, qualifications, attributes or skills that led the Board to determine that each nominee is qualified to, and should, serve as a director for the Company. General information regarding the nomination process is included under the “Governance and Nominating Committee and Nomination Process” heading.

Geoffrey Scott, Director

Mr. Scott is a private investor. From 1995 to 2018, Mr. Scott was an investment advisor and president of Scott Asset Management, whose clients were high net worth individuals.   From 1990 to 1995, he was a vice president, corporate finance at Merrill Lynch.  From 1973 to 1990, he was a vice president of corporate banking at Chase Manhattan Bank.

Key attributes, experience and skills:  For 10 years, Mr. Scott served on the Board of a private company, growing revenue from approximately $50 million to $150 million.  In a quickly growing company, allocation of resources is a very important consideration.  He served on the audit and compensation committees.  The company was eventually sold to a private equity buyer.  His experience with charting the growth of smaller companies will be of value to the Board of the Company.

Christopher T. Carney, Chief Executive Officer, President, Chief Financial Officer, Director

Mr. Carney is President and CEO and has served in those positions since October 22, 2020. Mr. Carney has also served as the Company’s CFO since August 2015.

From February 2009 through May 2012, Mr. Carney was the Interim Chief Financial Officer of the Company. From May 2012 through August 2015, Mr. Carney was a VP of Business Development for the Company. Mr. Carney was appointed Chief Financial Officer of the Company in August 2015 when the previous Chief Financial Officer resigned. He retained his position as Vice President of Business Development. Mr. Carney graduated with a BA in Computer Science from Lehman College and an MBA in Finance from Tulane University.

Key attributes, experience and skills: Mr. Carney has worked for the Company in a number of capacities since January 2009. Since August 2015 he has been the Company’s Chief Financial Officer and since October 2020 he has been the Company Chief Executive Officer.

Mitch Waks, Director Nominee

Mr.Waks is the CEO of Cooperative Home Care, Inc., a privately held full-service health care company specializing in the elder care and long-term care industries. The company operates six offices in multiple states with approximately 1,000 employees. Mr. Waks is also owner of All-Staff Nursing, Inc., a privately held temporary staffing company operating in the nurse staffing industry, and Einstein Properties, LLC, a real estate investment company. Mr. Waks previously worked for Lehman Brothers as a bond salesman and Smart Planning. Mr. Waks holds a degree in English from Washington University, a degree in Education from Maryville and a degree in Negotiation from Harvard College.

Key attributes, experience and skills: Mr. Waks has over 30 years of experience owning and operating a large, full-service elder and long-term care company. Mr. Waks has served as a director for a number of for-profit companies such as California Button Company, International Hanger Company, The Business Bank, Marine Bank, and Champion Bank.

5

Director Nomination Agreements

The Company entered into an director nomination agreement (“Samlyn Director Nomination Agreement’) in 2011 in connection with a $10 million investment in the Company with Samlyn Onshore Fund, LP, a Delaware limited partnership, and Samlyn Offshore Master Fund, Ltd., a Cayman Islands exempted company (together the “Samlyn Funds”). Subject to the terms and conditions of the Samlyn Director Nomination Agreement, until the occurrence of a Termination Event (as defined in the Samlyn Director Nomination Agreement), the Samlyn Funds jointly have the right to designate one person to be nominated for election to the Board. In 2018, the Samlyn Funds exercised the right to designate a person by designating Michael Barry, the General Counsel and Chief Compliance Officer of Samlyn Capital, LLC. Mr. Barry resigned on October 20, 2020.

The Company entered into a director nomination agreement (“2023 Director Nomination Agreement”) in 2017 with the Holders of the 10% PIK Election Convertible Notes Due 2023 (“2023 Holders”). Subject to the terms and conditions of the 2023 Director Nomination Agreement, the 2023 Holders have the right the right to designate one person to be nominated for election to the Board. In 2017 the 2023 Holders exercised that right to designate by designating Michael Pohly, who at the time was Portfolio Manager and Sector Head for Credit, Currencies and Commodities at Kingdon Capital Management LLC. Mr. Pohly resigned on April 13, 2020. In conjunction with the closing on August 9, 2022 of the Iron Sale Agreement, Mill Sale Agreement, Mining Operations Agreement, and Milling Operations Agreement among the Company, BMI Minerals Company and Brady McCasland, Inc., the holders of the majority of the principal of the Series 2023 Notes waived their right to designate one person to be nominated for election to the Board of Directors of the Company.

On August 9, 2022, the Company entered into a Mill Sale Agreement and Milling Operations Agreement with Brady McCasland, Inc. In conjunction with the closing of the agreements, Brady McCasland, Inc. was given the right to nominate, and the Board of Directors of the Company will use its best efforts to appoint or cause the election of, a number of directors that is equal to one-third the number of directors of the Board of Directors of the Company. In December 2022, Mr. Richard Fox, President of Brady McCasland, Inc., nominated Mitch Waks for election as a director of the Company at its 2022 Annual Meeting.

Director Compensation for the Year Ended December 31, 2021

The following sets forth compensation to our directors in 2021. The fees payable to directors are $50,000 per year and $10,000 per year for chairman of the Board and $10,000 per year for chairman of a committee, except the Operations Committee (“Board Fees”). The fees payable for the Operations Committee are $62,500 for the chairman who is an independent director (“Operations Committee Fees”). Beginning the last quarter of 2018, Board Fees have been accrued but not paid. The accrued but not paid Board Fees may be paid in cash or equity in the future to be determined by the Board.

The following sets forth compensation to our directors in 2021.

Name	Fees Earned or Paid in Cash ($)	Common Stock Awards ($)	Options Awards ($)(1)	Total ($)

Mario Concha (4)	60,000	- 0 -	13,467	73,467

John Levy (4)	70,000	- 0 -	13,467	83,467

Robert Betz (2) (4)	132,500	- 0 -	13,467	145,967

Geoffrey Scott (4)	50,000	- 0 -	13,467	63,467

Christopher Carney (3)	- 0 -	- 0 -	- 0 -	- 0 -

(1)	Black Scholes value at grant date.
(2)	Mr. Betz’s annual fee for serving as Chairman of the Operations Committee was $62,500.
(3)	Mr. Carney receives no fees for service as a director.
(4)	On August 8, 2022. Messrs Concha, Levy and Betz resigned as directors of the Company. Mr. Scott remained a director. Messrs Concha, Levy, Betz and Scott relinquished approximately $1.8 million of directors’ fees and related compensation that were accrued and unpaid as of August 8, 2022.

6

Board Leadership

Throughout 2021, Mr. Concha, as the Board Chair, set the agenda for and presided at Board meetings and coordinated the Board’s communication with Mr. Carney and the management of the Company. Mr. Concha resigned from the Board on August 8, 2022. On August 16, 2022, Mr. Scott was appointed Board Chair.

Mr. Carney, the Chief Executive Officer, is responsible for, among other things, managing the business and affairs of the Company within the guidelines established by the Board, reporting to the Board of Directors, recommending to the Board strategic directions for the Company’s business, and implementing the strategic, business and, operational plans approved by the Board.

Director Independence

For all of 2021, Messrs. Concha, Levy, Betz, and Scott were deemed to be independent for purposes of the Board under the independence standards of Nasdaq, which the Company uses to determine independence, and under the enhanced independence standards of Section 10A-3 of the Securities Exchange Act. They were also deemed to be outside directors under the standards of Section 162(m) of the Internal Revenue Code.

7

Risk Oversight

The Board oversees management’s evaluation and planning for risks that the Company faces. Management regularly discusses risk management at its internal meetings and reports to the Board those risks that it thinks are most critical and what it is doing in response to those risks. The Board exercises oversight by reviewing key strategic and financial plans with management at each of its regular quarterly meetings as well as at certain special meetings. The Board’s risk oversight function is coordinated under the leadership of the independent Chair of the Board and the Board believes that this oversight is enhanced by the separation of the role of Chair from CEO.

Code of Ethics

We have adopted a Code of Conduct and Ethics for our Chief Executive Officer and our senior financial officers.  A copy of our Code of Conduct and Ethics can be obtained upon request at no cost by telephone at (435) 433-2059 or via mail (info@appliedminerals.com) or by writing to Applied Minerals, Inc., PO Box 432, Eureka, UT 84628.  We believe our Code of Conduct and Ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; to provide full, fair, accurate, timely and understandable disclosure in public reports; to comply with applicable laws; to ensure prompt internal reporting of code violations; and to provide accountability for adherence to the Code.

Board and Committee Meetings and Meeting Attendance

During 2021, there were eight meetings of the Board of Directors, four meetings of the Operations Committee, four meetings of the Audit Committee, two meetings of the Compensation Committee, and one meeting of the Health, Safety and Environment Committee. Every director attended at least 75% of all board meetings and all committee meetings of which that director was a member. It is the policy of the Board that all Board members attend the annual meeting of shareholders, if possible

Committees of the Board

The following sets forth the standing Committees of the Board and membership of the committees. The charters of the committees are available from the Company. The Board of Directors has determined that all committee members are independent under the independence definition used by NASDAQ.

	Audit Committee	Governance and Nominating Committee	Compensation Committee	Health, Safety and Environment Committee	Operations Committee
Mario Concha		X		X
John Levy	X*	X*	X
Robert Betz	X	X	X*	X*	X*
Geoffrey Scott	X		X
Christopher Carney

* Committee Chairman

The Audit Committee satisfies the definition of Audit Committee in Section 3(a)(58)(A) of the Securities Exchange Act of 1934.

On August 8, 2022, Messrs Concha, Levy and Betz resigned as directors of the Company and from all committees. On August 16, 2022, Mr. Scott became the Chairman of the Board and the Chairman of the Audit Committee.

8

Audit Committee Financial Expert

The Board of Directors has determined that Mr. Scott and Mr. Levy each is an Audit Committee Financial Expert as the term is defined in the rules of the Securities and Exchange Commission.

Audit Committee Report

The audit committee has reviewed and discussed the audited financial statements included elsewhere in this Annual Report with management;

The audit committee has discussed with the independent auditors the matters required to be discussed by the Auditing Standards AU Section 380 - The Auditor’s Communication with those charged with Governance as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

The audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence and has discussed with the independent accountant the independent accountant's independence; and

Based on the review and discussions referred to in three preceding paragraphs, the audit committee recommended to the board of directors that the audited financial statements be included in the Company's annual report on Form 10-K (17 CFR 249.310) for the last fiscal year for filing with the Commission.

Governance and Nominating Committee and Nomination Process.

The Governance and Nominating Committee does not have a set process for identifying and evaluating nominees for director and does not have any specific minimum requirements that must be met by any committee-recommended nominee for a position on the Board of Directors. Characteristics expected of all directors include integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to the Board. In evaluating the suitability of individual Board members, the Board takes into account many factors, including general understanding of marketing, finance, and other disciplines relevant to the success of a publicly-traded company in today's business environment; understanding of the Company's business; educational and professional background; and personal accomplishment.  The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best promote the success of the Company's business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Governance and Nominating Committee also considers the director's past attendance and the results of the most recent Board self-evaluation.

The Board does not have a policy relating to diversity in connection with the identification or selection of nominees and has not considered the issue.

The Board will consider director candidates recommended by any stockholder.  In evaluating candidates recommended by our stockholders, the Board of Directors has no set process for evaluating nominees, and the criteria would include the ones set forth above that are applied to nominees nominated by the Board. Any stockholder recommendations for director nominees proposed for consideration by the Board should include the candidate's name and qualifications for service as a Board member, a document signed by the candidate indicating the candidate's willingness to serve, if elected, and evidence of the stockholder's ownership of Company Common Stock and should be addressed in writing to the Chairman, Applied Minerals, Inc., PO Box 432 Eureka, UT 84628.

There have been no changes in the procedures by which stockholders may recommend candidates for director.

Samlyn Funds — Rights to Nominate Directors

In connection with their investment of $10 million in 2011, Samlyn Onshore Fund, LP, a Delaware limited partnership, and Samlyn Offshore Master Fund, Ltd., a Cayman Islands exempted company (collectively, the “Samlyn Entities”) were granted the joint right to designate one person (the “Initial Nominee”) to be nominated for election to the Board and the Board of Directors must use commercially reasonable efforts to cause the election or appointment, as the case may be, of such nominee as a director of the Company.

If any nominee is jointly designated by the Samlyn Entities at a time (A) at which such nominee cannot be included in the proxy statement prepared by management of the Company in connection with the soliciting of proxies for a meeting of the stockholders of the Company called with respect to the election of directors or (B) after which a meeting of the stockholders has been held with respect to the election of directors (collectively, the “Interim Period”) or (ii) is nominated for election to the Board but not elected by the stockholders of the Company for any reason whatsoever, the Board shall increase the number of members serving on the Board by one and the Samlyn Entities shall be entitled to promptly designate a nominee, who shall be appointed by the Board to fill the additional member position promptly.

If the Samlyn Entities, together with their respective affiliates, cease to beneficially own at least 9,700,000 shares of Common Stock, the rights of the Samlyn Entities described above shall terminate automatically (the “Termination Event”). As promptly as practicable following the Termination Event, at the request of the Board, the Samlyn Nominee shall cause such Nominee to execute and deliver a letter of resignation to the Company, which resignation shall be effective immediately with respect to the Company and, if applicable, any subsidiary of the Company for which such Nominee serves as a director, manager or other similar position.

The Samlyn Funds exercised the right to designate a person in 2013 and in 2018. The 2013 nominee resigned from the Board in 2017. The 2018 nominee, Michael Barry, the General Counsel and Chief Compliance Officer of Samlyn Capital, Ltd., was appointed to the Board in April 2018. At his direction, Mr. Barry’s compensation as a director was paid to the Samlyn Funds. Mr. Barry resigned as a director on October 20, 2020.

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Nomination Agreement with Brady McCasland, Inc.

On August 9, 2022, the Company entered into a Mill Sale Agreement and Milling Operations Agreement with Brady McCasland, Inc. In conjunction with the closing of the agreements, Brady McCasland, Inc. was given the right to nominate, and the Board of Directors of the Company will use its best efforts to appoint or cause the election of, a number of directors that is equal to one-third the number of directors of the Board of Directors of the Company. In December 2022, Mr. Richard Fox, President of Brady McCasland, Inc., elected to nominate Mitch Waks to be elected as a director of the Company at the 2022 Annual Meeting.

Compensation Committee

The Compensation Committee is required to meet at least twice a year.  The Committee charter states that the Committee will have the resources and authority necessary to discharge its duties and responsibilities and the Committee has sole authority to retain and terminate outside counsel, compensation consultants, or other experts or consultants, as it deems appropriate, including sole authority to approve the fees and other retention terms for such persons.

The principal responsibilities of the Compensation Committee are as follows:

1.	Board Compensation. Periodically review the compensation paid to non-employee directors and make recommendations to the Board for any adjustments.

2.	Chief Executive Officer Compensation.

a.	Conduct an annual CEO evaluation.

b.	Assist the Board in establishing CEO annual goals and objectives, if appropriate.

c.	Recommend CEO compensation to the other independent members of the Board for approval.

(The CEO may not be present during deliberations or voting concerning the CEO's compensation.)

3.	Other Executive Officer Compensation.

a.	Oversee an evaluation of the performance of the Company's executive officers and approve the annual compensation, including salary and incentive compensation, for the executive officers.

b.	Review the structure and competitiveness of the Company’s executive officer compensation programs considering the following factors: (i) the attraction and retention of executive officers; (ii) the motivation of executive officers to achieve the Company’s business objectives; and (iii) the alignment of the interests of executive officers with the long-term interests of the Company’s stockholders.

c.	Review and approve compensation arrangements for new executive officers and termination arrangements for executive officers.

4.	General Compensation Oversight. Monitor and evaluate matters relating to the compensation and benefits structure of the Company as the Committee deems appropriate, including:

a.	Provide guidance to management on significant issues affecting compensation philosophy or policy.

b.	Provide input to management on whether compensation arrangements for Company executives incentivize unnecessary and excessive risk taking.

c.	Review and approve policies regarding CEO and other executive officer compensation.

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5.	Equity and Other Benefit Plan Oversight.

a.	Serve as the committee established to administer the Company’s equity-based and employee benefit plans and perform the duties of the committee under those plans. The Compensation Committee may delegate those responsibilities to senior management as it deems appropriate as limited by the plans.

b.	Appoint and remove plan administrators for the Company’s retirement plans for the Company’s employees and perform other duties that the Board may have with respect to the Company’s retirement plans.

6.	Compensation Consultant Oversight.

a.	Retain and terminate compensation consultants that advise the Committee, as it deems appropriate, including approval of the consultants’ fees and other retention terms and ensure that the compensation consultant retained by the Committee is independent of the Company.

The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the committee. The Committee may delegate to the Chief Executive Officer authority to make grants of equity-based compensation in the form of rights or options to eligible officers and employees who are not executive officers, such authority including the power to (i) designate officers and employees of the Company or any of its subsidiaries to be recipients of such rights or options created by the Company, and (ii) determine the number of such rights or options to be received by such officers and employees; provided, however, that the resolution so authorizing the Chief Executive Officer shall specify the total number of rights or options the Chief Executive Officer may so award.  If such authority is delegated, the Chief Executive Officer shall regularly report to the Committee grants so made. The Committee may revoke any delegation of authority at any time.  The Compensation Committee has not delegated any authority to the Chief Executive Officer.

For purposes of determining CEO compensation for 2014, 2015, and 2016, the Compensation Committee engaged a compensation consultant, Compensation Resources Inc., to conduct studies of the competitive levels of compensation for comparable positions among similar publicly traded companies. The Compensation Committee did not use a compensation consultant in connection with 2017, 2018, 2019, 2020 and 2021 CEO compensation.

A copy of the compensation committee charter is available upon request from the Company.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee (Messrs. Betz, Levy and Scott) are or were officers or employees of the Company and none (and none of the members of their immediate families) had in 2019, 2020 and 2021 any relationships of the type described in Item 404 of Regulation S-K. There have not been any interlocking relationships of the type described in Item 407(e)(4)(iii) of Regulation S-K. Mr. Carney participated in deliberations of the Board of Directors concerning executive officer compensation other than his own.

Stockholder Communications to the Board of Directors

Stockholders may communicate with the Board of Directors by sending an email or a letter to Applied Minerals, Inc. Board of Directors, c/o President, PO Box 432, Eureka, UT 84628.  The President will receive the correspondence and forward it to the individual director or directors to whom the communication is directed or to all directors if not directed to one or more specifically.

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Part 3 Information concerning Executive Officers and Their Compensation

Named Executive Officers

The Named Executive Officers of the Company are:

Name	Age	Position

Christopher T. Carney	52	President and Chief Executive Officer, Chief Financial Officer, Secretary and Director

Christopher T. Carney From February 2009 through May 2012, Mr. Carney was the Interim Chief Financial Officer of the Company. From May 2012 through August 2015, Mr. Carney was a VP of Business Development for the Company. Mr. Carney was appointed Chief Financial Officer of the Company in August 2015 when the previous Chief Financial Officer resigned. Mr. Carney was appointed Secretary in September 2019 and Chief Executive Officer on October 22, 2020 upon Mr. Concha’s resignation. From March 2007 until December 2008, Mr. Carney was an analyst at SAC Capital/CR Intrinsic Investors, LLC, a hedge fund, where he evaluated the debt and equity securities of companies undergoing financial restructurings and/or operational turnarounds. From March 2004 until October 2006, Mr. Carney was a distressed debt and special situations analyst for RBC Dain Rauscher Inc., a registered broker-dealer. Mr. Carney graduated with a BA in Computer Science from Lehman College and an MBA in Finance from Tulane University.

All officers serve at the pleasure of the Board.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Cash Bonus ($)	Option Award ($) (1)	Total ($)

Christopher T. Carney (2)	2021	150,000	-0-	51,176	201,176
	2020	162,500	-0-	-0-	162,500
	2019	200,000	-0-	-0-	200,000

Sharad Mathur (2)(5)	2021	150,000	-0-	51,176	201,176
	2020	162,500	-0-	-0-	162,500
	2019	160,000	-0-	-0-	160,000

Andre Zeitoun (3)	2021	-0-	-0-	-0-	-0-
	2020	-0-	-0-	-0-	-0-
	2019	242,083	-0-	-0-	242,083

William Gleeson (3)	2021	-0-	-0-	-0-	-0-
	2020	65,972	-0-	-0-	65,972
	2019	250,000	-0-	-0-	250,000

Mario Concha (4)	2021	-0-	-0-	-0-	-0-
	2020	116,667	-0-	-0-	116,667
	2019	61,667	-0-	-0-	61,667

(1)	Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, refer to Note 10 to the Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the amount that will be recognized as income by the named executive officers o the amount that will be recognized as a tax deduction by the Company, if any, upon exercise. The options awards were valued using the Black Scholes Option Valuation Model.

(2)	During 2021 and 2020, $62,500 and $114,583, respectively, of Mr. Carney’s salary was deferred and is to be paid in whole or part when the Board determines the Company has adequate liquidity to do so. During 2021 and 2020, $25,000 and $114,583, respectively, of Mr. Mathur’s salary was deferred and is to be paid in whole or part when the Board determines the Company has adequate liquidity to do so.

(3)	Mr. Zeitoun resigned as President and CEO on September 9, 2019. Mr. Gleeson resigned as General Counsel on April 5, 2020.

(4)	Mr. Concha was appointed President and CEO on September 9, 2019. The Compensation Committee set Mr. Concha’s salary at $200,000 per annum. Mr. Concha resigned as President and CEO on October 22, 2020.

(5)	Mr. Mathur was named Chief Technology Officer in December 2018. Mr. Mathur resigned as CTO on April 25, 2022.

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Pensions

The Company does not have any pension plan or any nonqualified defined contribution or any nonqualified deferred compensation plans.

Potential Payments on Termination or Change in Control

Plan-Based Awards

During 2021, options to purchase 9,450,000 shares of common stock were issued to two employees, four directors and one consultant under the Company’s 2017 Incentive Plan.

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Outstanding Equity Awards at December 31, 2021

The following table provides information on the holdings as of December 31, 2021 of stock options granted to the named executive officers. This table includes unexercised and unvested option awards. Each equity grant is shown separately for each named executive officer

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2021

Name	Grant Date	Number of Securities Underlying Unexercised Options: Exercisable	Number of Securities Underlying Unexercised Options: Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date

Christopher T. Carney	02-08-11	580,930	—	—	$0.83	01-01-22
	11-20-12	580,931	—	—	$1.66	01-01-23
	06-10-14	75,000	—	—	$0.84	06-10-24
	02-05-15	50,000	—	—	$0.68	02-05-25
	05-11-16	248,344	—	—	$0.24	05-11-21
	07-06-16	500,000	—	—	$0.16	08-15-19
	12-14-17	4,790,550	—	—	$0.06	12-13-27
	07-23-21	1,187,500	1,662,500	—	$0.03	07-23-26
Sharad Mathur (4)	07-23-21	1,187,500	1,662,500	—	$0.03	07-23-26
Andre Zeitoun (1)	02-08-11	1,742,792	—	—	$0.83	01-01-22
	11-20-12	1,742,792	—	—	$1.66	01-01-23
	05-11-16	321,123	—	—	$0.24	05-11-21
	12-14-17	8,933,079	—	—	$0.06	12-13-27
William Gleeson (2)	08-18-11	900,000	—	—	$1.90	08-18-21
	11-20-12	72,406	—	—	$1.66	11-20-22
	06-10-14	600,000	—	—	$0.84	06-10-24
	05-11-16	248,344	—	—	$0.24	05-11-21
	12-14-17	2,812,079	—	—	$0.06	12-13-27
Mario Concha (3)	03-14-14	50,000	—	—	$0.83	03-13-24
	02-12-15	50,000	—	—	$0.66	02-12-25
	01-01-16	50,000	—	—	$0.28	01-01-26
	01-06-16	43,885	—	—	$0.29	01-06-21
	01-29-16	80,000	—	—	$0.28	01-29-21
	05-11-16	200.000	—	—	$0.25	05-11-21
	05-11-16	430,000	—	—	$0.25	05-11-21
	08-01-16	70,000	—	—	$0.25	08-01-26
	05-23-17	70,000	—	—	$0.25	05-17-22
	05-24-17	70,000	—	—	$0.25	05-24-22
	12-07-17	140,000	—	—	$0.25	12-07-22
	08-08-17	3,666,667	—	—	$0.06	08-08-27
	04-25-19	500,000	—	—	$0.04	04-25-29
	07-23-21	312,500	437,500	—	$0.03	07-23-26

(1)	Mr. Zeitoun resigned as President and Chief Executive Officer on September 9, 2019
(2)	Mr. Gleeson resigned as General Counsel on April 5, 2020.
(3)	Mr. Concha was appointed President and CEO on September 9, 2019 and resigned as President and CEO on October 22, 2020. Mr. Concha resigned as Director on August 8, 2022.
(4)	Mr. Mathur resigned on April 25, 2022.

Options Exercised and Stock Vested

None of the Named Executive Officers has exercised any options, SARs or similar instruments and none had any stock awards, vested or unvested.

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Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

There are no nonqualified defined contribution and nonqualified deferred compensation plans for Named Executive Officers.

.

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Part 4 Compensation Discussion and Analysis

Objectives and Strategy

The Company’s objectives are to develop a range of commercial applications for its halloysite clay-based and iron oxide-based products and to market those applications to industries seeking enhanced product functionality and to market its iron oxides for pigment and other uses. We believe the successful marketing of such applications will generate material profits for the Company, which, in turn, will create significant value for its stockholders. To realize this objective, the Company must attract and retain individuals, including our Named Executive Officers (“Named Executive Officers” or “NEOs”) (Messrs. Carney and Mathur), who possess the skill sets and experience needed to effectively develop and implement the business strategies and corporate governance infrastructure necessary to achieve commercial success.

Accordingly, compensation for the Named Executive Officers is designed to:

●	Attract, motivate, and retain qualified Named Executive Officers;
●	Incentivize the Named Executive Officers to lead the Company to profitable operations and to increase stockholder value;
●	Assure that over time a significant part of NEO compensation is linked to the Company’s long-term stock price performance, which aligns the Named Executive Officers’ financial interests with those of the Company’s stockholders
●	Motivate the Named Executive Officers to develop long-term careers at the Company and to contribute to its future prospects; and
●	Permit the Named Executive Officers to remain focused on the development of the Company’s business in the midst of actual or potential change-in-control transactions.

The Company does not have a policy concerning minimum ownership or hedging by officers of Company securities.

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Compensation of Mr. Zeitoun

2019 Compensation

On the recommendation of the Compensation Committee, the Board determined Mr. Zeitoun’s 2019 compensation to be as follows. salary — $350,000. No bonus was granted to Mr. Zeitoun.

In reaching its decisions, the Compensation Committee and the Board took into account (i) the results of the most recent the Say-on-Pay vote (81% approval), which suggested that stockholders were generally favorable to the compensation scheme, (ii) the Company’s financial results and prospects for generating revenues and the need to conserve capital and (iii) the options granted to Mr. Zeitoun in 2017, which provided sufficient lion-term incentive so that no more long-term incentive was deemed necessary.

The Compensation Committee did not use a compensation consultant.

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Compensation for Messrs. Gleeson, Carney and Mathur

2019 Compensation

On the recommendation of the Compensation Committee, the Board determined 2019 compensation to be as follows: Mr. Carney: annual salary — $200,000. Mr. Gleeson: annual salary — $250,000. Neither Mr. Carney nor Mr. Gleeson was paid a bonus. Mr. Carney or Mr. Gleeson. On the recommendation of the Compensation Committee, the Company entered into a three-year employment agreement with Mr. Mathur. The agreement included an annual salary of $160,000 and a potential annual bonus of up to $25,000, which would be paid in shares of the Company’s common stock. Mr. Mathur was also granted options to purchase 1,000,000 shares of common stock at $0,05 per share. The options had a term of 10 years and vested ratably over a three-year period

In reaching its decisions with respect to Messrs. Carney and Gleeson, the Compensation Committee and the Board took into account (i) the results of the most recent the Say-on-Pay vote (81%) in favor, which suggested that stockholders were generally favorable to the compensation scheme, (ii) the Company’s financial results and prospects for generating revenues and the need to conserve capital, which led to no increase in salary and (iii) the options granted in 2017 provided sufficient long-term incentive eliminating the need for any additional long-term incentive.

The Compensation Committee did not use a compensation consultant.

2020 Compensation

On the recommendation of the Compensation Committee, the Board determined 2020 compensation as follows: Mr. Carney: annual salary - $200,000. Mr. Mathur’s employment agreement was modified to increase his annual salary to $200,000. In May 2020, on the recommendation of the Compensation Committee. the annual salaries of Messrs. Carney and Mathur were reduced to $150,000 due to the Company’s financial condition.

The Compensation Committee did not use a compensation consultant.

2021 Compensation

On the recommendation of the Compensation Committee, the Board determined 2021 compensation as follows: Mr. Carney: annual salary - $150,000, Mr. Mathur: annual salary - $150,000. Messrs Carney and Mathur were each granted options in July 2021 to purchase 2,850,000 shares of common stock at $0.03 per share. The options had a term of 5 years and vested ratably over a one-year period.

Compensation for Mr. Concha

2019 Compensation

On the recommendation of the Compensation Committee, the Board determined Mr. Concha’s 2019 compensation to be as follows: annual salary — $200,000.

The Compensation Committee did not use a compensation consultant.

2020 Compensation

On the recommendation of the Compensation Committee, the Board determined Mr. Concha’s 2020 compensation to be as follows: annual salary — $200,000. On the recommendation of the Compensation Committee, the Board decided to reduce Mr. Concha’s annual salary to $150,000 beginning May 1, 2020 due to the Company’s financial condition.

Tax and Accounting Treatment of Compensation

The Compensation Committee is aware that Section 162(m) of the Internal Revenue Code treats certain elements of executive compensation in excess of $1 million a year as an expense not deductible by the Company for federal income tax purposes. Depending on the market price of the Company’s common stock on the date of exercise of options that are not performance-based, the compensation of certain executive officers in future years may be in excess of $1 million for purposes of Section 162(m). The Compensation Committee reserves the right to pay compensation that may be non-deductible to the Company if it determines that it would be in the best interests of the Company.

Tax and Accounting Treatment of Options

We are required to recognize in our financial statements compensation costs arising from the issuance of stock options. GAAP requires that such that compensation cost is determined using fair value principles (we use the Black-Scholes method of valuation) and is recognized in our financial statements over the requisite service period of an instrument. However, the tax deduction is only recorded on our tax return when the option is exercised. The tax benefit received at exercise and recognized in our tax return is generally equal to the intrinsic value of the option on the date of exercise.

Compensation Policies and Practices as They Relate to Risk Management

The Company does not believe that its compensation policies and practices are reasonably likely to have a material adverse effect on the Company as they relate to risk management practices and risk-taking incentives

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K and the proxy statement.

John Levy

Robert Betz

Geoffrey Scott

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Part 5 Information concerning Independent Registered Public Accountant

Independent Registered Accountant for 2021

MaloneBailey LLP (“MaloneBailey”) was selected by our Board of Directors as the Company’s independent registered public accounting firm for the year ending December 31, 2021 and as our independent registered public accounting firm reviewed the interim financial statements for the three and nine months ended September 30, 2022.

The Board has selected MaloneBailey as the Company’ independent registered public accounting firm for the year ended December 31, 2022. The Board asks stockholders to ratify that selection. Although current law, rules, and regulations require the Board of Directors to engage and retain the Company’s independent auditor, the Board considers the selection of the independent auditor to be an important matter of stockholder concern and is submitting the selection of MaloneBailey LLP for ratification by stockholders as a matter of good corporate practice.

The affirmative vote of holders of a majority of the shares of Common Stock cast in person or by proxy at the meeting is required to approve the ratification of the selection of MaloneBailey LLP as the Company’s independent auditor for the current fiscal year. If a majority of votes cast does not ratify the selection of MaloneBailey LLP, the Board of Directors will consider the result a recommendation to consider the selection of a different firm.   Representatives of the MaloneBailey LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

Fees to Accountants

MaloneBailey LLP (“MaloneBailey”) was selected by our Board of Directors as the Company’s independent registered public accounting firm for the years ending December 31, 2018, 2019, 2020 and 2021 and as our independent registered public accounting firm reviewed the interim financial statements for the three and nine months ended September 30, 2018, 2019, 2020, 2021 and 2022.

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The following table presents fees for services rendered by MaloneBailey, the independent auditor for the audit of the Company’s annual consolidated financial statements for the years ended December 31, 2021 and 2020.

	January 1, 2021 through December 31, 2021	January 1, 2020 through December 31, 2020

Audit Related Fees (1)	$117,000	$97,500
Tax Fees	-	-

Total	$117,000	$97,500

(1)	Audit fees represent the aggregate fees paid for professional services including: (i) audit, (ii) S-1 filings and (iii) SEC comment letters.

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Policy on Board of Directors' Pre-Approval of Audit an Non-Audit Services of Independent Auditors

The Audit Committee has adopted a policy for the pre-approval of all audit, audit-related, tax, and other services provided by the Company’s independent registered public accounting firm. The policy is designed to ensure that the provision of these services does not impair the registered public accounting firm’s independence. Under the policy, any services provided by the independent registered public accounting firm, including audit, audit-related, tax and other services must be specifically pre-approved by the Board of Directors. The Board of Directors does not delegate responsibilities to pre-approve services performed by the independent registered public accounting firm to management. For the fiscal year ended December 31, 2021, all services provided by the Company’s independent registered public accounting firm were pre-approved by the Board of Directors.

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Part 6 Additional Important Information

Beneficial Stock Ownership:  Directors, Named Executive Officers, and 5% Holders.

The following table sets forth, as of December 6, 2022, information regarding the beneficial ownership of our common stock with respect to each of the named executive officers, each of our directors, each person known by us to own beneficially more than 5% of the common stock, and all of our directors and executive officers as a group. Each individual or entity named has sole investment and voting power with respect to shares of common stock indicated as beneficially owned by such person, subject to community property laws, where applicable, except where otherwise noted. The percentage of common stock beneficially owned is based on 403,209,363 shares of common stock outstanding as of December 6, 2022 plus the shares that a person has a right to acquire within 60 days of December 6, 2022.

	Number of Shares of	Percentage of Common
	Common Stock Beneficially	Stock Beneficially
Name and Address (1)	Owned (2)	Owned
Geoffrey Scott (3) (4)	31,816,506	7.9
Christopher T. Carney (3) (5) (8)	9,177,481	2.2
All Officers and Directors as a Group	40,993,987	9.7
Samlyn Capital, LLC (6)	88,919,510	18.4
Kingdon Capital Management, LLC (7)	35,778,879	8.2

(1)	Unless otherwise indicated, the address of the persons named in this column is c/o Applied Minerals, Inc., P.O. Box 432, Eureka, UT 84628
(2)	Included in this calculation are shares deemed beneficially owned by virtue of the individual’s right to acquire them within 60 days of the date of December 6, 2022 as determined pursuant to Rule 13d-3 of the Securities Exchange Act of 1934.
(3)	Director
(4)	Mr. Scott’s holdings include (i) 22,616,506 shares issuable upon conversion of Series A Notes, (ii) options to purchase 500,000 shares of common stock at $0.04 expiring in April 2029, (iii) options to purchase 750,000 shares of common stock at $0.03 per share expiring in July 2026.
(5)	Mr. Carney’s holdings include: (i) options to purchase 580,931 shares of common stock at $1.66 per share expiring in January, 2023; (ii) options to purchase 75,000 shares of common stock at $0.84 per share expiring in June, 2024; (iii) options to purchase 50,000 shares of common stock at $0.68 per share expiring in February, 2025; (iv) options to purchase 4,780,550 shares of common stock expiring in August, 2027; and (v) options to purchase 2,850,000 shares of common stock at $0.03 expiring in July 2026.

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(6)

Samlyn Onshore Fund, LP owns (i) 4,027,973 shares of common stock, (ii) 25,908,825 shares of common stock issuable upon conversion of the Series A Notes, (iii) options to purchase 44,097 shares of common stock at $0.12 per share expiring in April, 2023, (iv) options to purchase 136,000 shares of common stock at $0.04 per share expiring in April, 2029 and (v) warrants to purchase 1,101,062 shares of common stock at $0.10 per share expiring in December, 2022.  The reported securities are directly owned by Samlyn Onshore Fund, LP and may be deemed to be indirectly beneficially owned by (i) Samlyn Capital, LLC as the investment manager of Samlyn Onshore Fund, LP and (ii) Samlyn Partners, LLC (“Samlyn Partners”), as the general partner of Samlyn Onshore Fund, LP.  The reported securities may also be deemed to be indirectly beneficially owned by Robert Pohly as the principal of Samlyn Capital, LLC and Managing Member of Samlyn Partners.

Samlyn Offshore Master Fund, Ltd. owns (i) 6,483,443 shares of common stock, (ii) 48,661,687 shares of common stock issuable upon conversion of the Series A Notes, (iii) options to purchase 129,514 shares of common stock at $0.12 per share expiring in April, 2023, (iv) options to purchase 364,000 shares of common stock at $0.04 per share expiring in April, 2029 and (v) warrants to purchase 2,062,909 shares of common stock at $0.10 per share expiring in December, 2022. The reported securities are directly owned by Samlyn Offshore Master Fund, Ltd. and may be deemed to be indirectly beneficially owned by (i) Samlyn Capital, LLC as the investment manager of Samlyn Offshore Master Fund, Ltd., and (ii) Robert Pohly as the principal of Samlyn Capital, LLC.

Samlyn Capital, LLC, Samlyn Partners and Robert Pohly disclaim beneficial ownership of the reported securities except to the extent of their respective pecuniary interests therein, and this report shall not be deemed an admission that any of them are the beneficial owners of the securities for purposes of Section 16 of the Exchange Act or for any other purpose. The address of Samlyn Capital, LLC is 500 Park Avenue, New York, N.Y. 10022.

(7)	Kingdon Capital Management, LLC is the beneficial owner of shares of the Company, which are held by funds it manages by virtue of the right to vote and dispose of the securities. M. Kingdon Offshore Master Fund, L.P. owns (i) 10,802,008 shares issuable upon the conversion of its ownership of Series 2023 Notes; (ii) 22,616,506 shares issuable upon the conversion of its ownership of the Series A Notes; (iii) 2,082,588 shares issuable upon the exercise of the May 2017 Warrants; and (iv) 277,777 shares issuable upon the exercise of common stock options expiring in June, 2023. Mark Kingdon is the President of Kingdon Capital Management, LLC and may be deemed to beneficially own these shares. The address of Kingdon Capital Management, LLC is 152 West 57th Street, 50th Floor, New York, N.Y. 10019.
(8)	Executive officer.

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Section 16(a) beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and any person who beneficially owns more than 10% of our Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and more than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file. To the best of our knowledge, all filings were made timely in 2021.

Stockholder Proposals and Nominations for 2022 Annual Meeting

No determination has been made as to when the 2023 Annual Meeting will be held.  We will file a Current Report on Form 8-K when that determination is made.

Proposals made under Rule 14a-8

Rule 14a-8 under the Securities Exchange Act indicates the date or time frame, for purposes of Rule 14a-8, that a proposal must be submitted to the Company in order to be included in the Company’s proxy statement and on the Company’s proxy card for the 2023 Annual Meeting. Under such rule, the proposals must be submitted to the Company at our principal executive offices at P.O. Box 432, 1200 Silver City Road Eureka, UT 84628 by the following dates:  if the 2023 meeting is held within 30 days of the date of the anniversary of the 2022 Annual Meeting, a stockholder’s Rule 14a-8 proposal must be received no later than the close of business on August 22, 2023; if it is held more than 30 days from the date of the anniversary of the 2022 Annual Meeting of Stockholders, it must be received a reasonable time before the Company begins to print and send its proxy materials for the 2023 Annual Meeting.

Proposals and Nominations made under the Company’s By-Laws

The Company’s By-Laws provide means for stockholders to submit proposals that are not submitted under SEC Rule 14a-8 or to make director nominations. Under the Company’s By-Laws, stockholders who wish to submit proposals that are not submitted pursuant to SEC Rule 14a-8 or to make nominations for the 2023 Annual Meeting must provide notice that is delivered to or mailed and received at the principal executive offices of the Company:

(1)	by the close of business 60 days in advance of the anniversary of the 2022 Annual Meeting (which would be December 1, 2023) if such meeting is to be held during the period December 31, 2023 to January 22, 2024;

(2)	90 days in advance (which would be November 1, 2023, if such meeting is to be held on or after January 29, 2024 and on or before February 4, 2024; and

(3)	with respect to any other Annual Meeting of Stockholders, the close of business on the tenth day following the date of public disclosure of the date of such meeting.

The Company will not consider at the 2022 Annual Meeting any proposal or nomination that does not meet the requirements of Rule 14a-8 or the Bylaw requirements as the case may be.

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Related Party Transactions

Our Board of Directors reviews any transaction, except for ordinary business travel and entertainment, involving the Company and a related party before the transaction or upon any significant change in the transaction or relationship. For these purposes, the term "related-party transaction" includes any transaction required to be disclosed pursuant to Item 404 of Regulation S-K of the SEC

Equity Compensation Plan Information

Plans Approved by Stockholders

Shareholders approved the 2012 Long-Term Incentive Plan (“2012 LTIP”) and the 2016 Incentive Plan. (“2016 IP”).

The number of shares subject to the 2012 LTIP for issuance or reference was 8,900,000.  The number of shares subject to the 2016 IP was 15,000,000.

Plans Not Approved by Stockholders

Prior to the adoption of the 2012 LTIP, the Company granted options to purchase 12,378,411 shares of common stock under individual arrangements. As of December 31, 2021, only 4,104,653 options under such individual arrangements are outstanding.

In May and August 2016, the Company adopted the 2016 Long-Term Incentive Plan (“2016 LTIP”). The number of shares of common stock for issuance or for reference purposes subject to the 2016 LTIP was 2,000,000. The Company granted options to purchase 1,993,655 shares of common stock under the 2016 LTIP.

In 2017, prior to the adoption of the 2017 Incentive Plan (“2017 IP”) in August 2017, the Company granted options to purchase 870,000 shares of common stock under individual arrangements.

The number of shares of common stock for issuance or for reference purposes subject to the 2017 IP was 40 million. The Company granted options to purchase 39,305,011 shares of common stock under the 2017 IP of which 36,061,269 were outstanding at December 31, 2021.

Equity Compensation Information

As of December 31, 2021

	Number of securities to be issued upon exercise of outstanding options		Weighted- average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	13,124,923	(1)	$0.61	10,655,077
Equity compensation plans not approved by security holders	39,665,922	(2)	$0.18	1,997,255
Total	52,790,845		$0.25	12,652,322

(1)	Includes 6,890,000 options outstanding under the 2016 IP and 6,234,923 options outstanding under the 2012 LTIP.
(2)	Includes 230,000 options outstanding under the 2016 LTIP, 36,061,269 options outstanding under the 2017 IP and 3,374,653 options outstanding under individual arrangements

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Part 7 Proposals to be voted on at the meeting

Proposal 1: Election of Directors

Three persons, two of whom are currently directors, have been nominated for election at the Annual Meeting to hold office until the next Annual Meeting or until their respective successors are elected and qualified or until they resign or are removed.

The directors will be elected by a plurality of the votes cast, which means that the nominees receiving the largest number of “FOR” votes will be elected to the open positions.

The Board of Directors has evaluated the key attributes, experience, and skills of each nominee (set forth after biographical information of each nominee in “Information about the Nominees” in Part 2) and has concluded on that basis that each nominee listed below should be re-nominated for another term as director.

Name and Position with The Company	Age	Director/Officer Since	Principal Occupation

Geoffrey G. Scott	74	Director since June 2018	Private Investor

Christopher T. Carney	52	President and CEO since October 2020, Director since 2020	President, CEO and CFO of the Company

Mitch Waks	60		CEO of Cooperative Home Care, Inc. Owner of All-Staff Nursing, Inc. Owner of Einstein Properties, LLC.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE ELECTION TO THE BOARD OF EACH OF THE NOMINEES.

Proposal 2: Advisory Vote on Executive Compensation

As required by Section 14A of the Securities and Exchange Act of 1934, we are asking for your approval of the following resolution (the “Say-on-Pay” resolution):

RESOLVED, that the stockholders approve, in a nonbinding vote, the compensation of the Company’s Named Executive Officers.

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2019 Compensation

2019 salaries for the Named Executive Officers are as follows: Mr. Zeitoun: $350,000; Mr. Carney: $200,000; Mr. Mathur: $160,000; Mr. Gleeson; $250,000 and Mr. Concha; $200,000.

With respect to Messrs. Zeitoun, Carney, Gleeson and Concha, in reaching its decisions, the Compensation Committee and the Board took into account (i) the results of the most recent the Say-on-Pay vote (81% approval), which suggested that stockholders were generally favorable to the compensation scheme, (ii) the Company’s financial results and prospects for generating revenues and the need to conserve capital and (iii) the options granted to Messrs.. Zeitoun, Carney and Gleeson in 2017, which provided sufficient long-term incentive so that no more long-term incentive was deemed necessary.

2020 Compensation

On the recommendation of the Compensation Committee, the Board determined 2020 compensation as follows: Mr. Carney: annual salary - $200,000; Mr. Concha: annual salary - $200,000. Mr. Mathur’s employment agreement was modified to increase his annual salary to $200,000. In May 2020, however, on the recommendation of the Compensation Committee the annual salaries of Messrs. Carney, Concha and Mathur were reduced to $150,000 due to the Company’s financial condition.

2021 Compensation

On the recommendation of the Compensation Committee, the Board determined 2021 compensation as follows: Mr. Carney: annual salary - $150,000, Mr. Mathur: annual salary - $150,000. Messrs Carney and Mathur were each granted options to purchase 2,850,000 shares of common stock at $0.03 per share. The options had a term of 5 years and vested ratably over a one-year period.

** * *

Approval of the advisory vote on executive compensations requires a majority of votes cast.

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OUR BOARD UNANIMOUSLY RECOMMENDS VOTING

“FOR” ON THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal 3: Ratification of Independent Auditor

The Audit Committee has selected MaloneBailey LLP as the Company’s independent auditor for fiscal year 2022, and the Board asks stockholders to ratify that selection.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR RATIFICATION OF THE INDEPENDENT AUDITOR.

Part 8 Materials Incorporated by Reference

Accompanying this proxy statement are the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Quarterly Report on Form 10-Q for the period ended September 30, 2022

The following are incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on April 18, 2022

•	Consolidated Financial Statements and Supplementary Data

•	Management’s Discussion and Analysis of Financial Condition and Results of Operation

•	Qualitative and Quantitative Disclosure about Market Risk

•	Selected Financial Data

The following are incorporated by reference to the Quarterly Report of Form 10-Q for the period ended September 30, 2022 filed on or around November 30, 2022

•	Consolidated Financial Statements and Supplementary Data

•	Management’s Discussion and Analysis of Financial Condition and Results of Operation

•	Qualitative and Quantitative Disclosure about Market Risk

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SCAN TO

VIEW MATERIALS & VOTE

VOTE BY INTERNET

Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit voting instructions up until 11:59 P.M. Eastern Time on the day before the meeting. Record holders, if using www.proxyvote.com, please have the proxy card in hand when accessing the website and follow the instructions to obtain records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on the day before the meeting. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date the proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D93745-P83113

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

APPLIED MINERALS, INC.

	For All	Withhold All	For All Except
1. Election of Directors The Board of Directors recommends a vote **FOR** three nominees for Director with each nominee to serve until the 2023 Annual Meeting of Stockholders or until his successor is elected and qualified or until resignation or removal.	!	!	!

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1.1 GEOFFREY G. SCOTT
1.2 CHRISTOPHER T. CARNEY
1.3 MITCH WAKS

	For	Against	Abstain
2. Advisory, non-binding vote on executive compensation The Board of Directors recommends a vote **FOR** approval, on an advisory basis, of executive compensation.	!	!	!
3. The ratification of MaloneBailey LLP as our independent registered public accounting firm The Board of Directors recommends a vote **FOR** ratification.	!	!	!

Signature must be that of stockholder. If shares are held jointly, each stockholder named should sign. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If the signer is a partnership, please sign partnership name by authorized person. Executors, administrators, trustees, guardians, attorneys-in-fact, etc., should so indicate when signing.

Signature [PLEASE SIGN WITHIN BOX]   Date   Signature (Joint Owners)   Date